UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2006

SEMITOOL, INC.
(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 West Reserve Drive Kalispell, Montana	59901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

            (a)     Former independent registered public accounting firm

On June 12, 2006, the Audit Committee of Semitool, Inc.‘s (the “Company’s”) Board of Directors unanimously approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective immediately.

PwC’s reports on the consolidated financial statements of the Company and subsidiaries as of and for the years ended September 30, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended September 30, 2005 and 2004 and through June 12, 2006, which was the date of dismissal of PWC, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the foregoing disclosures and requested PwC to furnish the Company a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s response letter dated June 13, 2006 is attached as Exhibit 16.1 to this Form 8-K.

            (b)     New independent registered public accounting firm

On June 13, 2006, the Company’s Audit Committee appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Prior to the appointment of Grant Thornton, neither the Company nor anyone on behalf of the Company had consulted with Grant Thornton during the fiscal years ended September 30, 2004 and 2005 and through June 12, 2006 in any matter regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report nor oral advice provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Attached hereto as Exhibit 99.1 is a copy of the press release relating to the engagement of Grant Thornton LLP.

Item 9.01   Financial Statements and Exhibits.

      (d)  Exhibits:

            Exhibit No.    Description

            Exhibit 16.1   Letter of PWC dated June 13, 2006 to the Securities and Exchange Commission.
            Exhibit 99.1   Press release relating to engagement of Grant Thornton LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 16, 2006	SEMITOOL, INC. (Registrant) By: /s/Larry A. Viano —————————————— Larry A. Viano Chief Financial Officer